UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 24, 2017
Date of Report (Date of earliest event reported)

ROYAL BANCSHARES OF PENNSYLVANIA, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0‑26366	23‑2812193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

One Bala Plaza Suite 522, 231 St. Asaph’s Road, Bala Cynwyd, PA	19004
(Address of principal executive offices)	(Zip Code)

(610) 668-4700
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At a Special Meeting of Shareholders on May 24, 2017 (the “Special Meeting”), shareholders of Royal Bancshares of Pennsylvania, Inc. (the “Corporation”), parent company of Royal Bank America, voted to approve the merger agreement dated January 30, 2017, by and between the Corporation and Bryn Mawr Bank Corporation, parent company of The Bryn Mawr Trust Company, which provides for, among other things, the merger of the Corporation with and into Bryn Mawr Bank Corporation (the “Merger”).

As of the record date for the Special Meeting, there were 27,913,024 shares of the Corporation’s Class A common stock and 1,924,629 shares of the Corporation’s Class B common stock outstanding, entitled to cast an aggregate of 47,159,314 votes at the Special Meeting.  Of such shares of Class A and Class B common stock, shares representing an aggregate of 39,506,473 votes were present in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting. Each share of Class A common stock was entitled to one vote and each share of Class B common stock was entitled to ten votes on each matter considered at the Special Meeting.

The proposals voted on at the Special Meeting by shareholders of the Corporation were all approved, and the voting results were as follows:

Proposal No. 1.  Approval and adoption of the Agreement and Plan of Merger, dated as of January 30, 2017, between the Corporation and Bryn Mawr Bank Corporation.

Votes For	Votes Against	Abstentions	Broker Nonvotes
38,963,001	538,806	4,666	0

Proposal No. 2.  Approval by an advisory non-binding vote of certain compensation arrangements in connection with the Merger.

Votes For	Votes Against	Abstentions	Broker Nonvotes
35,582,442	3,870,475	53,556	0

Proposal No. 3.  Approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies.

Votes For	Votes Against	Abstentions	Broker Nonvotes
38,802,240	686,729	17,504	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL BANCSHARES OF PENNSYLVANIA, INC.

Dated: May 25, 2017
	By:	/s/ F. Kevin Tylus
F. Kevin Tylus
President and Chief Executive Officer